Exhibit 10.21.3

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

AMENDMENT NO. 3

TO MASTER REPURCHASE AGREEMENT

This Amendment No. 3 to Master Repurchase Agreement, dated as of October 27, 2020 (this “Amendment”), by and between Finance of America Mortgage LLC (“Seller”) and Nomura Corporate Funding Americas, LLC (“Buyer”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of October 28, 2019 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of April 15, 2020, and that certain Amendment No. 2 to Master Repurchase Agreement, dated as of April 17, 2020, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Amendments to Existing Repurchase Agreement. Effective as of the Amendment No. 3 Effective Date (as defined below), the Existing Repurchase Agreement is hereby amended as follows:

1.1 Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Confirmation” in its entirety and replacing it with the following:

“Confirmation” shall mean a confirmation in form and substance acceptable to Buyer and Seller (which may be via electronic medium, including in the form of an Asset Schedule), which shall include in any case (1) the related Asset Schedule, (2) (a) the Purchase Date, (b) the aggregate Purchase Price, (c) the Repurchase Date, (d) the Pricing Rate applicable to the Purchase Price, (e) the Purchase Price Percentage, and (f) additional terms or conditions not inconsistent with this Agreement, together with a calculation of the Concentration Limits (following consummation of the proposed Transaction), in each case in respect of the Eligible Mortgage Loans proposed to be subject to the Transaction, and (3) a certification by Seller that (a) the Asset Files in respect of the Eligible Mortgage Loans proposed to be subject to the related Transaction have been delivered to the Custodian in accordance with the Custodial Agreement, and (b) Seller has no actual knowledge of any material information concerning the Purchased Assets that is not reflected in the Underwriting Package or otherwise disclosed to Buyer in writing.

1.2 Section 3(b) of the Existing Repurchase Agreement is hereby amended by deleting paragraph (i) thereof in its entirety and replacing it with the following:

(i) Confirmation. Seller shall have delivered to Buyer a Confirmation in accordance with the procedures set forth in Section 3(c);

1.3 Section 3(c) of the Existing Repurchase Agreement is hereby amended by deleting paragraph (i) thereof in its entirety and replacing it with the following:

(i) Prior to the occurrence of an Event of Default, with respect to any proposed Transaction for Eligible Mortgage Loans, as soon as available, but in no event later than [***] prior to a proposed Purchase Date, Seller shall deliver to Buyer (i) a Transaction Notice, (ii) an Asset Schedule, and (iii) the Underwriting Package and any other related information available to Seller at that time which, collectively, shall identify the proposed Mortgage Loan(s) for purchase, the material characteristics of such Mortgage Loan(s) and the characteristics of the Purchased Assets. Seller shall also deliver to Buyer such other information as may be reasonably requested by the Buyer to assess such Mortgage Loan(s). Seller shall involve Buyer in all aspects of due diligence as Buyer shall deem necessary in its sole discretion. Buyer shall have the right to review the information set forth on the Asset Schedule and the Eligible Mortgage Loans proposed to be subject to a Transaction as Buyer determines during normal business hours. Seller shall deliver to Buyer a Confirmation no later than [***] prior to a proposed Purchase Date and, if each of the conditions precedent in this Section 3 hereof have been met, as determined by Buyer, Buyer may in its sole discretion, fund the related Purchase Price on the Purchase Date and such funding shall be deemed to be Buyer’s acceptance of the terms of the proposed Transaction set forth in the Confirmation. Seller shall deliver the final Confirmation to Buyer via e-mail on or prior to [***] (New York time) on the related Purchase Date.

1.4 Exhibit A to the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with “Reserved”.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment No. 3 Effective Date”), subject to Buyer’s receipt of this Amendment, executed and delivered by Seller and Buyer.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 4. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures In Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Buyer

By:	/s/ Sanil Patel
Name:	Sanil Patel
Title:	Managing Director

Signature Page to Amendment No. 3 to Master Repurchase Agreement

FINANCE OF AMERICA MORTGAGE LLC,
as Buyer

By:	/s/ Robert Conway
Name:	Robert Conway
Title:	Treasurer

Signature Page to Amendment No. 3 to Master Repurchase Agreement